Exhibit 10.1
FOURTH MODIFICATION AGREEMENT

This FOURTH MODIFICATION AGREEMENT (the “Agreement”) is made effective as of March 31, 2015, by and among FRANKLIN COVEY CO., a Utah corporation (“Borrower”), whose address is 2200 West Parkway Blvd., Salt Lake City, Utah 84119, each undersigned Guarantor, and JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), whose address is 201 South Main Street, Suite 300, Salt Lake City, Utah 84111.

RECITALS:

A. Lender has previously extended to Borrower a revolving line of credit loan (the “Loan”) in the maximum principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) pursuant to an Amended and Restated Credit Agreement dated as of March 14, 2011 between Borrower and Lender (as amended and modified from time to time, the “Credit Agreement”). The Loan is evidenced by an Amended and Restated Secured Promissory Note (Revolving Loan) dated March 14, 2011 (as amended and modified from time to time, the “Note”), executed by Borrower in favor of Lender. Capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.

B. Repayment of the Loan is guaranteed pursuant to the terms of an Amended and Restated Repayment Guaranty dated as of March 14, 2011 (as amended and modified from time to time, the “Guaranty”), executed by FRANKLIN DEVELOPMENT CORPORATION, a Utah corporation, FRANKLIN COVEY TRAVEL, INC., a Utah corporation, and FRANKLIN COVEY CLIENT SALES, INC., a Utah corporation (individually and collectively, as the context requires, and jointly and severally, “Guarantor”), in favor of Lender.

C. The Loan is secured by, among other things, the Security Documents identified in the Credit Agreement.

D. The Credit Agreement, Note, Guaranty, Security Documents and all other agreements, documents, and instruments governing, evidencing, securing, guaranteeing or otherwise relating to the Loan, as modified from time to time, including, without limitation, in this Agreement, are sometimes referred to individually and collectively as the “Loan Documents.”

E. Subject to the terms and conditions contained herein, Borrower and Lender now desire to modify the Loan Documents to: (i) increase the maximum principal amount of the Loan from $10,000,000.00 to $30,000,000.00; (ii) extend the maturity date of the Loan from March 31, 2016 to March 31, 2018; (iii) modify the interest rate applicable to the Loan as set forth herein; (iv) reduce the Unused Commitment Fee from 0.33% per annum to 0.25% per annum; (v) add a new asset coverage financial covenant; (vi) increase the caps for permitted acquisitions as set forth herein; and (vii) make such other modifications as are set forth herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. ACCURACY OF RECITALS. Each of Borrower and each Guarantor acknowledges the accuracy of the Recitals which are incorporated herein by reference.

2. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are modified and amended as of the date hereof as follows:

(a) Loan Amount Increase.

(1) Credit Agreement. The definition of “Revolving Loan Amount” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Loan Amount” means, effective as of March 31, 2015, the amount of up to THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), plus any sum in addition thereto advanced by Lender in its sole and absolute discretion in accordance with the Loan Documents, to be disbursed pursuant to the terms and conditions of this Agreement.

(2) Note. The section of the Note on page 1 thereof captioned “Promise to Pay” is hereby amended and restated in its entirety to read as follows:

FOR VALUE RECEIVED, FRANKLIN COVEY CO., a Utah corporation (“Maker”), with a business address of 2200 West Parkway Blvd., Salt Lake City, Utah 84119, promises to pay to the order of JPMORGAN CHASE BANK, N.A., a national banking association (“Holder”), at its office at 201 South Main Street, Suite 300, Salt Lake City, Utah, 84111, or at such other place as Holder may from time to time designate in writing, the principal sum of up to THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) or so much thereof as shall from time to time be disbursed as Revolving Loan Advances under that certain Amended and Restated Credit Agreement (as it may be amended, modified, extended, and renewed from time to time, the “Loan Agreement”) of even date herewith between Maker and Holder, together with accrued interest from the date of disbursement on the unpaid principal at the applicable rate as set forth in Section 5 hereof. This Amended and Restated Secured Promissory Note (as it may be amended, modified, extended, and renewed from time to time, the “Note”) is issued pursuant to, entitled to the benefits of, and referred to as the “Revolving Loan Note” in the Loan Agreement. In the event of any inconsistency between the provisions of this Note and the provisions of the Loan Agreement, the Loan Agreement shall control.

(b) Revolving Loan Maturity Date Extension. The definition of “Revolving Loan Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Loan Maturity Date” means March 31, 2018.

(c) Interest Rate Modifications. The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means, with respect to (a) any LIBOR Rate Advance that is a Revolving Loan Advance, 1.85% per annum; and (b) any CB Floating Rate Advance based on the Prime Rate that is a Revolving Loan Advance, 0.00% per annum.

(d) Reduction of Unused Commitment Fee. The definition of “Unused Commitment Fee” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Unused Commitment Fee” means, with respect to each calendar quarter (or portion thereof) during the term of the Revolving Loan, an amount equal to (i) the Revolving Loan Amount minus (ii) the Average Quarterly Outstanding Balance for such calendar quarter (or portion thereof) with respect to which the Unused Commitment Fee is being computed, with the resulting number being multiplied by ONE QUARTER OF ONE PERCENT (0.25%) per annum (i.e., 0.0625% per quarter). If the Unused Commitment Fee is being computed for less than a full calendar quarter, the percentage used in the preceding sentence will be computed on a daily basis for the number of days for which the fee is being computed.

(e) Addition of Accounts Receivable Aging Requirements. Section 6.7(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)           Quarterly Accounts Receivable Aging. Within sixty (60) days of the end of each fiscal quarter (other than the final quarter of a fiscal year), and within one hundred twenty (120) days of the end of each fiscal year, a detailed aging of Borrower’s accounts receivable as of the period then ended, including all invoices aged by invoice date, prepared in a manner reasonably acceptable to Lender, together with a summary specifying the name and balance due for each Account Debtor (as defined in the Utah Uniform Commercial Code), all delivered electronically in a text formatted file acceptable to Lender.

(f) Addition of Asset Coverage Test. Section 6.8 of the Credit Agreement is hereby amended by adding the following as a new subsection (d):

(d)           Asset Coverage Test. Permit the aggregate amount of the accounts receivable of the Consolidated Entities to be less than 150% of the outstanding balance of the Revolving Loan at any time, measured no less than once each fiscal quarter.

(g) Increase of Permitted Acquisitions Caps. Section 6.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.21           Acquisition of All or Substantially All Assets. Unless an Event of Default has occurred and is continuing or would occur as a result of such action, and provided that the amounts involved do not exceed $10,000,000 in any individual case or $10,000,000 in the aggregate, Borrower and Guarantor may, directly or indirectly, acquire by purchase, lease, or otherwise all or substantially all of the assets of any other Person; provided, however, that, for the avoidance of doubt, if an Event of Default has occurred and is continuing or would occur as a result of the taking of any of the foregoing actions, or if the amounts involved exceed the caps specified in this Section, Borrower or Guarantor may not do or take any of the actions listed in this Section without the prior written consent of Lender.

(h) Conforming Modifications. Each of the Loan Documents is modified to be consistent herewith and to provide that it shall be a default or an event of default thereunder if any Loan Party shall fail to comply with any of the covenants of any Loan Party contained herein or if any representation or warranty by any Loan Party contained herein or in the documents delivered in connection herewith by any Loan Party is materially incomplete, incorrect, or misleading as of the date hereof. In order to further effect certain of the foregoing modifications, Borrower and Guarantor agree to execute and deliver such other documents or instruments as Lender reasonably determines are necessary or desirable.

(i) References. Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein or as modified on or about the date hereof.

3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL. The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4. FEES AND EXPENSES.

(a) Fees and Expenses. In consideration of Lender’s agreement to amend the Loan Documents as set forth herein, and in addition to any other fees or amounts payable by Borrower hereunder, Borrower has agreed to pay to Lender (i) all legal fees and expenses incurred by Lender in connection herewith; and (ii) all other costs and expenses incurred by Lender in connection with executing this Agreement and otherwise modifying the Loan Documents. Borrower acknowledges and agrees that such fees are fully earned and nonrefundable as of the date this Agreement is executed and delivered by the parties hereto.

(b) Method of Payment. Such fees shall be paid by Borrower to Lender on the date hereof or at such later date as such fees, costs and expenses are incurred by Lender. Borrower and Lender agree and acknowledge that the foregoing shall not relieve Borrower of its obligation to make future monthly payments of interest and other amounts as required under the terms of the Loan.

5. BORROWER REPRESENTATIONS AND WARRANTIES. Each of Borrower and Guarantor represents and warrants to Lender:  (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing; (b) There has been no material adverse change in the financial condition of Borrower or Guarantor or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender; (c) Each and all representations and warranties of Borrower and Guarantor in the Loan Documents are accurate on the date hereof; (d) Neither Borrower nor Guarantor has any claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein; (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with their terms; (f) Each of Borrower and each Guarantor is validly existing under the laws of the State of its formation or organization, has not changed its legal name as set forth above, and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein; (g) The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower and Guarantor; and (h) This Agreement has been duly executed and delivered on behalf of Borrower and Guarantor.

6. BORROWER AND GUARANTOR COVENANTS. Each of Borrower and Guarantor covenants with Lender:

(a) Each of Borrower and Guarantor shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

(b) Each of Borrower and Guarantor fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that either Borrower or Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

(c) Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Lender all of the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

(d) On or prior to the execution and delivery of this Agreement, each of Borrower and Guarantor shall have executed and delivered, or caused to be executed and delivered, to Lender, each in form and substance satisfactory to Lender, such other documents, instruments, resolutions, subordinations, and other agreements as Lender may require in its sole discretion.

7. EXECUTION AND DELIVERY OF AGREEMENT BY LENDER. Lender shall not be bound by this Agreement until (a) Lender has executed and delivered this Agreement to Borrower and Guarantor, (b) each of Borrower and Guarantor has performed all of the obligations of Borrower and Guarantor under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, if any, (c) Borrower has paid all fees and costs required under Section 4 hereof, and (d) each Guarantor has executed and delivered to Lender a Consent and Agreement of Guarantor in form and content acceptable to Lender.

8. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Guarantor and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

9. BINDING EFFECT. The Loan Documents, as modified herein, shall be binding upon and shall inure to the benefit of Borrower, Guarantor and Lender and their successors and assigns; provided, however, neither Borrower nor Guarantor may assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

10. ALLONGE. An original of this Agreement may be attached to the original Note as an allonge and made a part of the Note, provided, however, that the failure to attach an original of this Agreement as an allonge to the Note shall not impact the effectiveness of this Agreement and this Agreement shall nonetheless be valid, binding and enforceable.

11. GOVERNING LAW. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

12. COUNTERPART EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document. Receipt by the Lender of an executed copy of this Agreement by facsimile or email shall constitute conclusive evidence of execution and delivery of this Agreement by the signatory thereto.

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DATED as of the date first above stated.

FRANKLIN COVEY CO.
a Utah corporation

By:         /s/ Stephen D. Young
Name: Stephen D. Young
Title: Executive Vice President and Chief Financial Officer

“Borrower”

FRANKLIN DEVELOPMENT CORPORATION
a Utah corporation

By:         /s/ Stephen D. Young
Name: Stephen D. Young
Title: President

FRANKLIN COVEY TRAVEL, INC.
a Utah corporation

By:         /s/ Stephen D. Young
Name: Stephen D. Young
Title: President

FRANKLIN COVEY CLIENT SALES, INC.
a Utah corporation

By:         /s/ Stephen D. Young
Name: Stephen D. Young
Title: President

“Guarantor”

JPMORGAN CHASE BANK, N.A.
a national banking association

By:  /s/ David Rognon
Name: David Rognon
Title:   Vice President

“Lender”